UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  August 13, 2013
(Date of earliest event reported)

KINGSTONE COMPANIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-1665	36-2476480
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

15 Joys Lane, Kingston, NY	12401
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (845) 802-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
____	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                      Results of Operations and Financial Condition.

On August 14, 2013, Kingstone Companies, Inc. (the “Company”) issued a press release (the “Press Release”) announcing its financial results for the fiscal period ended June 30, 2013.  The Press Release also announced that the Company’s Board of Directors has declared a $.04 per share quarterly dividend payable on September 13, 2013 to shareholders of record as of the close of business on August 30, 2013.  A copy of the Press Release is furnished as Exhibit 99.1 hereto.

The information in the Press Release is being furnished, not filed, pursuant to this Item 2.02.  Accordingly, the information in the Press Release will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.  The furnishing of the information in this Report is not intended to, and does not, constitute a determination or admission by the Company that the information in this Report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On August 13, 2013, the Company held its Annual Meeting of Shareholders (the “Annual Meeting”).  The following is a listing of the votes cast for or withheld, and the number of broker non-votes, with respect to each nominee for director and a listing of the votes cast for and against, as well as abstentions and broker-non votes, with respect to each other matter voted upon at the Annual Meeting.  The Company’s shareholders elected each of the nominees as a director, approved the proposed amendments to the Company’s Certificate of Incorporation and 2005 Equity Participation Plan, approved the Company’s executive compensation and recommended that future advisory votes on the Company’s executive compensation be held every three years.

1.	Election of Board of Directors:

	Number of Shares
	For	Withheld	Broker Non-Votes
Barry B. Goldstein	2,387,288	527	774,347
Michael R. Feinsod	2,383,643	4,172	774,347
Jay M. Haft	2,383,543	4,272	774,347
David A. Lyons	2,366,648	21,167	774,347
Jack D. Seibald	2,383,543	4,272	774,347

 2.           Approval of an amendment to the Company’s Certificate of Incorporation to increase the number of common shares authorized to be issued by the Company from 10,000,000 to 20,000,000:

For	2,931,200
Against	217,783
Abstentions	13,179
Broker Non-Votes	-

3.           Approval of an amendment to the Company’s Certificate of Incorporation to increase the number of preferred shares authorized to be issued by the Company from 1,000,000 to 2,500,000:

For	2,217,452
Against	161,846
Abstentions	8,517
Broker Non-Votes	774,347

4.           Approval of an amendment to the Company’s 2005 Equity Participation Plan (the “Plan”) to increase the number of common shares authorized to be issued pursuant to the Plan from 550,000 to 700,000:

For	2,222,258
Against	157,940
Abstentions	7,617
Broker Non-Votes	774,347

5.           Approval of the Company’s executive compensation:

For	2,260,923
Against	3,121
Abstentions	123,771
Broker Non-Votes	774,347

6.           Frequency of future advisory votes on the Company’s executive compensation:

3 Years	1,822,172
2 Years	116,740
1 Year	145,865
Abstentions	303,038
Broker Non-Votes	-

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits:

99.1           Press release, dated August 14, 2013, issued by Kingstone Companies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSTONE COMPANIES, INC.

Dated: August 14, 2013	By:	/s/ Barry B. Goldstein
Barry B. Goldstein
Chief Executive Officer